SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [ X ]
Filed by a party other than the registrant  [   ]

Check the appropriate box:
[   ] Preliminary proxy statement.          [   ]  Confidential, for use of the
                                                   Commission only (as permitted
                                                   by Rule 14a-6(e)(2))
[ X ] Definitive proxy statement.
[ X ] Definitive additional materials.
[   ] Soliciting material under rule 14a-12

                               NVEST FUNDS TRUST I
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)    Total fee paid:

--------------------------------------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[   ]  Check box if any part of the fee is offset as provided by Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------
(1)    Amount previously paid:

--------------------------------------------------------------------------------
(2)    Form, Schedule or Registration Statement No.:

(3)    Filing Party:
--------------------------------------------------------------------------------
(4)    Date Filed:

--------------------------------------------------------------------------------

[NVEST FUNDS LOGO APPEARS HERE]

                                                        Now both Internet voting
                                                         and toll-free telephone
                                                        voting available to you!
                                                               Respond now.

March 2001

Dear Nvest Balanced Fund Shareholder:

The enclosed proxy statement provides detailed information about important proposals for Nvest Balanced Fund that require your vote. We've summarized the pertinent facts here. Reading this letter completely may make your review of the proxy statement easier. The changes are part of our ongoing commitment to pursue consistent and competitive long-term performance through quality management.



Q. What are the                 There are three proposals for your
Proposals about?                consideration. First, the Board of Trustees
                                has approved the Jurika & Voyles value equity team as a sub-adviser to the Fund to replace the Loomis Sayles value team. Loomis Sayles remains responsible for determining asset allocation between bonds and stocks and continues to manage the fixed-income and growth equity component of the assets.
                                Second, the Board of Trustees approved this continued relationship with Loomis Sayles.
                                Third, the Board voted to modernize certain of the Fund's investment policies to provide maximum flexibility in managing the assets.
                                These changes to the subadvisory agreements have been adopted on an interim basis, effective March 1, 2001. The new agreements and the changes to the investment restrictions will become effective upon shareholder approval. Your vote is necessary to confirm these appointments by approving the proposed new subadvisory agreements.


Q. What strengths               The Jurika & Voyles value equity team of Guy
does Jurika & Voyles            Elliffe, Nick Moore and Eric Hull brings 47
team bring to the               years of collective value equity management
Fund?                           experience to the Fund. The team's value
                                specialty as well as the Jurika & Voyles primary focus on value investing underscores both the firm and team as solid appointments to the segment. As seasoned value managers, the three are intimately familiar with the management and culture of the companies whose stocks they hold as well as the competitive landscape in which they compete. The team has established guidelines, buy-sell disciplines and a commitment to choosing stocks that have met the fundamental, in-depth research of the firm's analysts, including the risk of each stock and its impact on a portfolio. Founded in 1983, Jurika & Voyles emphasizes fundamental, research-driven stock selection.
                                We believe the value investment discipline pursued by Jurika & Voyles is more compatible with the Fund than the deep-discount value philosophy pursued by Loomis Sayles.



                                                                   (OVER PLEASE)

                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
                               www.nvestfunds.com

Q. What changes have            The value equity management is the only
occurred in the                 change. Loomis Sayles determines the asset
Loomis team's role?             allocation of bonds and stocks. Loomis
                                manages the growth equity and bond
                                components.


Q. What are the Fund            Modernizing certain investment restrictions
investment                      of the Fund will provide maximum flexibility
restrictions                    in managing the assets. The attached proxy
updates?                        statement describes the changes in detail.


Q. How will the                 The Fund objectives are the same. Nvest Funds
proposed changes                Management, L.P., the Fund's adviser,
affect the Fund?                strongly feels these changes are very
                                positive and will contribute to the Fund's long-term performance and benefit shareholders. The changes are part of the commitment to providing quality management from the talent of numerous firms.


Remember - Your Vote            Your vote is extremely important, even if you
Counts!                         only own a few Fund shares. Voting promptly
                                is also important. If we do not receive
                                enough votes, we will have to resolicit
                                shareholders, which would increase expenses to the Fund. You may receive a reminder call to return your proxy from D.F. King &
                                Company, a proxy solicitation firm.


You can vote on the             You can use the Internet or your telephone,
Internet, or by                 if you want to vote electronically. Please
toll-free telephone,            see your proxy card for more information.
if you prefer.                  Just follow the helpful instructions. If you
                                do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote, you may do so using the proxy card, telephone or the Internet.


Thank you for your cooperation in voting on these important proposals. If you have questions, please contact your financial representative, or call 800-225-5478 to talk with an Investor Service and Marketing representative.


Sincerely,

/s/ John T. Hailer

John T. Hailer
President


                                                                       BL01-0301

                              NVEST BALANCED FUND
                            c/o Nvest Funds Trust I
                              399 Boylston Street
                                Boston, MA 02116

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 April 20, 2001

     A special meeting of the shareholders of Nvest Balanced Fund (the "Fund"), a series of Nvest Funds Trust I (the "Trust"), will be held at 2:00 p.m. on April 20, 2001 at the offices of Nvest Funds Distributor, L.P., at 399 Boylston Street, 10th floor, Boston, Massachusetts 02116 for the following purposes:

1. To approve a new sub-advisory agreement among the Trust on behalf of the Fund, Nvest Funds Management, L.P. ("Nvest Management") and Loomis, Sayles & Company, L.P.

2. To approve a new sub-advisory agreement among the Trust on behalf of the Fund, Nvest Management and Jurika & Voyles, L.P.

3. To amend, reclassify or eliminate certain fundamental investment policies and restrictions of the Fund.

4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on February 28, 2001 are entitled to notice of and to vote at the meeting and any adjourned session.

                                              By order of the Board of Trustees,

                                              JOHN E. PELLETIER, Secretary

March 16, 2001

PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                              NVEST BALANCED FUND
                            c/o Nvest Funds Trust I
                              399 Boylston Street
                                Boston, MA 02116

                                PROXY STATEMENT

     The Trustees (the "Trustees") of Nvest Funds Trust I (the "Trust") are soliciting proxies from the shareholders of Nvest Balanced Fund (the "Fund") in connection with a special meeting of shareholders of the Fund and any adjournments thereof (the "Meeting"). The Meeting has been called to be held at 2:00 p.m. on April 20, 2001 at the offices of Nvest Funds Distributor, L.P. ("Nvest Distributor"), 399 Boylston Street, 10th floor, Boston, Massachusetts 02116. The Meeting notice, this Proxy Statement and proxy cards are being sent to shareholders of record as of February 28, 2001 (the "Record Date") beginning on or about March 12, 2001. The Fund has previously sent its Annual Report to its shareholders. A copy of the Fund's Annual Report dated December 31, 2000 may be obtained without charge by writing to Nvest Distributor at its address set forth above or by calling (800) 225-5478. In addition, the Fund's Annual Report is available on its website at www.nvestfunds.com. (Click on "Fund Information" and then "Financial Reports.")

     The only items of business that the Trustees expect will come before the Meeting are (1) approval of a new sub-advisory agreement among the Fund, Nvest Funds Management, L.P. ("Nvest Management") and Loomis, Sayles & Company, L.P. ("Loomis Sayles") (2) approval of a new sub-advisory agreement among the Fund, Nvest Management and Jurika & Voyles, L.P. ("Jurika & Voyles") and (3) approval of the amendment, reclassification or elimination of certain fundamental investment policies of the Fund.

I.   PROPOSALS 1 AND 2: APPROVAL OF NEW SUBADVISORY AGREEMENTS

     The Fund has three components: a value equity component, a growth equity component and a fixed-income component (each separately referred to as a "Component" and, collectively, the "Components"). Nvest Management serves as investment adviser to the Fund. Until recently, Loomis Sayles served as sub-adviser to each Component pursuant to a sub-advisory agreement dated October 30, 2000 among the Trust on behalf of the Fund, Nvest Management and Loomis Sayles (the "Previous Sub-Advisory Agreement").

     Nvest Management has proposed that Loomis Sayles continue to serve as sub-adviser to the Fund's growth equity component and fixed-income component, but that Jurika & Voyles be retained to serve as the sub-adviser to the value equity component. In connection with this, the Trustees have approved, and recommend that the shareholders of the Fund approve, two new sub-adviso-ry agreements (the "New Sub-Advisory Agreements") for the Fund. The first New Sub-Advisory Agreement, relating to the growth equity component and the fixed-income component, is among the Trust, on behalf of the Fund, Nvest Management and Loomis Sayles (the "New Loomis Sub-Advisory Agreement"). The second New Sub-Advisory Agreement, relating to the value equity component, is among the Trust, on behalf of the Fund, Nvest Management and Jurika & Voyles (the "New Jurika Sub-Advisory Agreement). The New Sub-Advisory Agreements are substantially similar to the Previous Sub-Advisory Agreement which was until recently in effect among the Trust, on behalf of the Fund, Nvest Management and Loomis Sayles, except as described below under "Interim and New Sub-Advisory Agreements". The New Sub-Advisory Agreements will not affect the aggregate management and sub-advisory fees paid by the Fund.

Advisory Agreement

     Nvest Management currently acts as the Fund's investment adviser pursuant to an advisory agreement dated October 30, 2000 (the "Advisory Agreement"). The Trustees approved the Advisory Agreement at a meeting held on August 25, 2000, and the Fund's shareholders approved the Advisory Agreement at a meeting held on October 13, 2000. The purpose of the submission of the Advisory Agreement for shareholder approval at such time was in connection with the acquisition of Nvest Management's parent company, Nvest Companies, L.P. (now known as CDC IXIS Asset Management North America, L.P.). This acquisition was consummated on October 30, 2000.

     Under the Advisory Agreement, Nvest Management has overall advisory and administrative responsibility with respect to the Fund. The Advisory Agreement also provides that Nvest Management will, subject to Nvest Management's rights to delegate such responsibilities to other parties, provide to the Fund both (1) portfolio management services (defined to mean managing the investment and reinvestment of the assets of the Fund, subject to the supervision and control of the Trustees) and (2) administrative services (defined to mean furnishing or paying the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain other administrative and general management services). Under the Advisory Agreement, the annual management fee rate payable by the Fund to Nvest Management is 0.75% of the first $200 million of the average daily net assets of the Fund, 0.70% of the next $300 million of the average daily net assets of the Fund, and 0.65% of such assets in excess of $500 million. For the fiscal year ended December 31, 2000, the aggregate management fee paid by the Fund to Nvest Management under the Advisory Agreement was $474,070.

Previous Sub-Advisory Agreement

     Nvest Management has delegated its responsibility under the Advisory Agreement to provide portfolio management services to the Components. Until

February 28, 2001, Nvest Management delegated its responsibility for managing the Components to Loomis Sayles pursuant to the Previous Sub-Advisory Agreement. The Previous Sub-Advisory Agreement was approved by the Trustees of the Trust at a meeting held on August 25, 2000 and was last submitted to the Fund's shareholders for approval on October 13, 2000. The purpose of the submission of the Previous Sub-Advisory Agreement for shareholder approval at such time was for such agreement's approval upon the acquisition of Nvest Management's parent company, Nvest Companies, L.P. (now known as CDC IXIS Asset Management North America, L.P.). Under the terms of the Previous Sub-Advisory Agreement, Loomis Sayles was authorized to effect portfolio transactions for the Components, using its own discretion and without prior consultation with Nvest Management. Loomis Sayles was also required to report periodically to Nvest Management and the Trustees.

     The Previous Sub-Advisory Agreement provided for sub-advisory fees payable by the Fund to Loomis Sayles at an annual rate of 0.535% of the first $200 million of the average daily net assets of the Fund, 0.350% of the next $300 million of the average daily net assets of the Fund and 0.300% of such assets in excess of $500 million. For the fiscal year ended December 31, 2000, the aggregate sub-advisory fee paid by the Fund was $1,095,142.

Interim and New Sub-Advisory Agreements

     Upon the recommendation of Nvest Management, the Trustees approved a change to the sub-adviser to the value equity component. After careful consideration, the Trustees determined that the value investment style employed by Jurika & Voyles would be more appropriate for the value equity component. Thus, upon the recommendation of Nvest Management, the Trustees voted on February 23, 2001 to terminate the Previous Sub-Advisory Agreement as of the close of business on February 28, 2001 and to approve both (i) an interim sub-advisory agreement among the Fund, Nvest Management and Loomis Sayles and an interim sub-advisory agreement among the Fund, Nvest Management and Jurika & Voyles, each to be effective on March 1, 2001 and to continue for a period of 150 days or until shareholders of the Fund approve the New Sub-Advisory Agreements, whichever occurs first (the "Interim Sub-Advisory Agreements"), by which Nvest Management appointed Loomis Sayles to act as sub-adviser to the growth equity and fixed-income components beginning March 1, 2001 and Jurika & Voyles to act as sub-adviser to the value equity component beginning March 1, 2001, and (ii) the New Sub-Advisory Agreements, by which Loomis Sayles and Jurika & Voyles (the "Sub-Advisers" and each, a "Sub-Adviser") would, following approval of the New Sub-Advisory Agreements by the Fund's shareholders (assuming such approval is obtained), continue to act as sub-advisers to their respective component(s) to the Fund. The terms of the New Sub-Advisory Agreements are substantially identical to those of the Interim Sub-Advisory Agreements, which in turn are substantially identical to those of the Previous Sub-Advisory Agreement, except for (a) the addition of language that clarifies that each Sub-adviser is solely liable for the activities associated with the component(s) of the Fund that it advises, (b) the addition of a provision addressing the use of a customer's or consumer's non-public personal information, and (c) with respect to the Fund's value equity component, references to Loomis Sayles are changed to Jurika & Voyles. The aggregate sub-advisory fee rate payable by the Fund to Loomis Sayles and Jurika & Voyles under the Interim Sub-Advisory Agreements is identical to the rate previously paid to Loomis Sayles under the Previous Sub-Advisory Agreement, which is: an annualized rate of 0.535% of the first $200 million of that portion of the average daily net assets of the Fund that the Sub-Adviser manages, 0.350% of the next $300 million of such assets and 0.300% of such assets in excess of $500 million.

     The New Sub-Advisory Agreements are subject to approval by the Fund's shareholders, which approval ordinarily must be obtained before such an agreement takes effect. However, the Interim Sub-Advisory Agreements went into effect on March 1, 2001, pursuant to Rule 15a-4 under the Investment Company Act of 1940 (the "1940 Act") which, under certain conditions, allows such agreements to take effect, and to continue for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under such agreement do not exceed the fees payable under the predecessor agreement. If the New Sub-Advisory Agreements are approved by the Fund's shareholders, they will take effect at the close of business on the date such approval is obtained. It is expected that such approval will be obtained on or soon after April 20, 2001, at which time the Interim Sub-Advisory Agreements would terminate and Loomis Sayles and Jurika & Voyles would begin serving as sub-advisers under the New Sub-Advisory Agreements.

     The Trustees recommend that the shareholders approve the New Sub-Advisory Agreements. In making this recommendation, the Trustees considered the performance record of the Loomis Sayles' and Jurika & Voyles' management team relative to benchmarks and competitor funds. In addition, the Trustees considered the perceived investment capabilities and styles of Loomis Sayles and Jurika & Voyles and respective portfolio management personnel, and other information provided by Loomis Sayles and Jurika & Voyles, as discussed in more detail below. The Trustees also considered that the aggregate fees paid by the Fund for advisory services would not increase as a result of the change.

     The Securities and Exchange Commission ("SEC") has issued an order to the Trust and Nvest Management that permits Nvest Management to amend or continue existing sub-advisory agreements related to the Fund when approved by the Board of Trustees, without shareholder approval. The exemption also permits Nvest Management to enter into new sub-advisory agreements related to the Fund with sub-advisers that are not affiliated with Nvest Management, if approved by the Board of Trustees. Loomis Sayles and Jurika & Voyles are affiliates of Nvest Management as described in "Information About the Ownership of the Adviser and the Sub-Advisers." Therefore, the exemption does not apply to the New Sub-Advisory Agreements and the New Sub-Advisory Agreements can take effect only if approved by vote of the Fund's shareholders.

Loomis Sayles as Sub-Adviser of the Fund

     In deciding to approve the appointment of Loomis Sayles as sub-adviser to the growth equity and fixed-income components and to recommend the New Loomis Sub-Advisory Agreement for shareholder approval, the Trustees considered the qualifications of Loomis Sayles and its personnel to provide portfolio management services. The Trustees also reviewed information about Loomis Sayles' proposed approach to managing the Fund. Loomis Sayles' investment approach uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek growth-oriented stocks of well-managed companies that are industry leaders globally and possess strong competitive positions with pricing power and strong distribution. The investment approach of the Fund's fixed-income component is to add value through corporate credit research, sector analysis, and yield curve evaluation across the bond markets. The realization that higher yielding assets provide greater total return over time will guide the fixed income component's bias toward stable and improving credit ratings, with favorable call protection.

     Mark Baribeau, Pamela Czekanski and Richard Skaggs currently co-manage the Fund's equity growth component under the Interim Sub-Advisory Agreement and would continue to be the co-portfolio managers under the New Sub-Advisory Agreement. Mark Baribeau has co-managed the growth equity component of the Fund since March 2000. Mr. Baribeau, Vice President of Loomis Sayles, joined the company in 1989. He also serves as portfolio manager of Loomis Sayles Growth Fund. Mr. Baribeau, a Chartered Financial Analyst, received a M.A. from University of Maryland, a B.A. from University of Vermont and has 14 years of investment management experience. Pamela Czekanski has co-managed the growth equity component of the Fund since March 2000. Ms. Czekanski, Vice President of Loomis Sayles, joined the company in 1995. She also serves as a portfolio manager of Loomis Sayles Growth Fund. Ms. Czekanski, a Chartered Financial Analyst, received a B.A. from Middlebury College and has 16 years of investment management experience. Richard Skaggs has co-managed the growth equity component of the Fund since March 2000. Mr. Skaggs, Vice President of Loomis Sayles, joined the company in 1994. He also serves as a portfolio manager of Loomis Sayles Growth Fund. Mr. Skaggs, a Chartered Financial Analyst received a M.S.M. and a B.S. from Oakland University and has 13 years of investment management experience. John Hyll and Kurt Wagner currently co-manage the Fund's fixed-income component under the Interim Sub-Advisory Agreement and would continue to be the co-portfolio managers under the New Sub-Advisory Agreement. John Hyll served as co-manager of the fixed-income portion of the Fund from 1994 until August 1999 and as manager thereafter. Mr. Hyll, Vice President of Loomis

Sayles, joined the company in 1989. He received his B.A. and his M.B.A. from Baldwin-Wallace College and has over 16 years of investment experience. Kurt Wagner has co-managed the fixed-income component of the Fund since May 2000. Mr. Wagner is Vice President and Portfolio Manager of Loomis Sayles. He began his investment career in 1978 and has been at Loomis Sayles since 1994. Mr. Wagner is also a Chartered Financial Analyst and Chartered Investment Counselor. He has an M.B.A. from the University of Chicago, a B.A. from Haverford College and 22 years of investment experience.

     Loomis Sayles, an affiliated money manager that also currently sub-advises other Nvest Funds, acts as an investment adviser to the following mutual fund that has a similar investment objective and policies as its components of the Fund, for compensation at the annual fee rate set forth in the table below. The table also includes the net assets of the fund as of December 31, 2000.


        FUND                                 ANNUAL FEE RATE                               NET ASSETS
                                   (AS A PERCENTAGE OF AVERAGE NET ASSETS)                (IN MILLIONS)
Loomis Sayles Growth Fund                   0.50% on all assets                                35


JURIKA & VOYLES AS SUB-ADVISER OF THE FUND

     In deciding to approve the appointment of Jurika & Voyles as sub-adviser to the value equity component and to recommend the New Jurika Sub-Advisory Agreement for shareholder approval, the Trustees considered the qualifications of Jurika & Voyles and its personnel to provide portfolio management services. The Trustees also reviewed information about Jurika & Voyles' proposed approach to managing the Fund. Jurika & Voyles, an affiliated money manager that currently sub-advises the Nvest Bullseye Fund, was founded in 1983 and manages assets for various other corporate, pension, institutional and high net worth individuals. Jurika & Voyles invests in companies that it believes are undervalued based upon their current operations and have the potential for future earnings growth. Using this value style, Jurika & Voyles generally will seek to invest in 45-60 medium and large capitalization companies with a forward price-to-earnings ratio at or below the market and long term growth estimates that are near or above the market.

     Guy Elliffe, Nicholas Moore and Eric Hull co-manage the Fund's value equity component under the Interim Sub-Advisory Agreement and would continue to be the co-portfolio managers under the New Sub-Advisory Agreement. Mr. Elliffe, CFA, is the Director of Research at Jurika & Voyles and has 20 years investment management experience. Mr. Moore has 14 years investment management experience; prior to joining Jurika & Voyles in June 1998, he was a portfolio manager at Orbitex Management from January 1998 to June 1998 and Franklin Templeton prior to January 1998. Mr. Hull, CFA, is a Senior Research

Analyst who joined Jurika & Voyles in 1994, prior to which his professional career included positions in investment management and investment banking.

     Jurika & Voyles acts as an investment adviser to the following mutual fund that has a similar investment objective and policies as its component of the Fund, for compensation at the annual fee rate set forth in the table below. The table also includes the net assets of the fund as of December 31, 2000.


        FUND                                 ANNUAL FEE RATE                               NET ASSETS
                                   (AS A PERCENTAGE OF AVERAGE NET ASSETS)                (IN MILLIONS)
Balanced Fund                               0.70%+                                             $39.5



+ Jurika & Voyles is contractually obligated to reduce its fees and absorb expenses to limit the fund's total annual operating expenses to 0.95%.

RESTRUCTURING COSTS

     Jurika & Voyles has reviewed the existing portfolio holdings of the value equity component to determine what holdings it would expect to sell in order to conform the value equity component to Jurika & Voyles' judgment as to stock selection. Based on this review, Jurika & Voyles has informed the Trustees that it expects to sell approximately 75% of the dollar value of the Fund's existing portfolio and to reinvest the sale proceeds in other stocks. Jurika & Voyles estimates that these transactions would result in brokerage costs of approximately $19,000 to the Fund. In addition to these brokerage costs, the transactions will involve additional costs to the Fund resulting from the impact of the transactions on the prices received and paid by the Fund for the securities being sold and bought. Although these costs cannot be precisely ascertained, Jurika & Voyles estimates that they would be approximately $60,000. In addition, Jurika & Voyles estimates that the transactions, based on early 2001 market prices, will result in the realization of approximately $3.3 million of capital gains (or approximately $0.21 per share of the Fund). These gains, together with any other capital gains realized by the Fund as a whole in 2001 (reduced by any realized capital losses), will be distributed to Fund shareholders at the end of the year and will constitute taxable capital gains in the hands of the recipient Fund shareholders. The designation of the capital gains as long-term or short-term will be determined at a time closer to distribution of such gains. The foregoing estimates were prepared in early 2001 based on then-current Fund holdings and market information available to Jurika & Voyles. The actual costs of restructuring the Fund's value equity component's portfolio could be higher or lower, depending on market conditions and other factors. Jurika & Voyles expects that the restructuring will be completed within a few weeks after Jurika & Voyles' assumption of responsibility for management of the Fund's value equity component portfolio on March 1, 2001.

DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENT

     A form of the New Sub-Advisory Agreements is set forth as Appendix A to this Proxy Statement. The following description of the New Sub-Advisory Agreements is qualified in its entirety by reference to the full text of the Agreement set forth in Appendix A.

     The New Sub-Advisory Agreements, which will take effect (assuming shareholder approval) on or soon after April 20, 2001, require each Sub-Adviser to manage the investment and reinvestment of the assets of its component(s), subject to the supervision of Nvest Management. Under the terms of the New Sub-Advisory Agreements, a Sub-Adviser is authorized to effect portfolio transactions for its component, using its own discretion and without prior consultation with Nvest Management. The Sub-Advisers are required to report periodically to Nvest Management and the Trustees. The New Sub-Advisory Agreements provide that the Fund shall compensate a Sub-Adviser at the annual rate of 0.535% of the first $200 million of the average daily net assets of its component(s), 0.350% of the next $300 million of the average daily net assets of its component(s) and 0.300% of such assets in excess of $500 million. As of December 31, 2000, the net assets of the Fund were approximately $171,303,056.

     Each New Sub-Advisory Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the the 1940 Act, Nvest Management, the respective Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to a New Sub-Advisory Agreement must be approved by Nvest Management and the respective Sub-Adviser and, if required by law, by vote of a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. A New Sub-Advisory Agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice, or by the respective Sub-Adviser, or Nvest Management upon ninety days' written notice, and will terminate automatically in the event of its assignment. The New Sub-Advisory Agreements will automatically terminate if the Advisory Agreement is terminated. Each New Sub-Advisory Agreement is non-exclusive with respect to a Sub-Adviser's services.

     Each New Sub-Advisory Agreement provides that a Sub-Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Effects of the Previous, Interim and New Sub-Advisory Agreements

     Under the Previous Sub-Advisory Agreement for the fiscal year ended December 31, 2000, the Fund paid sub-advisory fees of $1,095,142 to Loomis Sayles. If the Interim Sub-Advisory Agreement or the New Sub-Advisory Agreement had been in effect during 2000, the Fund would have paid, in the aggregate, the same amount of fees to Loomis Sayles and Jurika & Voyles (assuming the Fund's average daily net assets did not change).

                    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                    SHAREHOLDERS OF THE FUND VOTE TO APPROVE
                   THE PROPOSED NEW SUB-ADVISORY AGREEMENTS.

INFORMATION ABOUT THE OWNERSHIP OF THE ADVISER AND THE SUB-ADVISERS

THE ADVISER.

     NVEST MANAGEMENT. Nvest Management, formed in 1995, is a limited partnership. Its sole general partner, Nvest Distribution Corporation, is a wholly owned subsidiary of CDC IXIS Asset Management Holdings, Inc. (formerly, Nvest Holdings, L.P.) ("CIAM Holdings"), which in turn is a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. (formerly, Nvest Companies, L.P.) ("CIAMNA"). Nvest Distribution Corporation is also the sole general partner of Nvest Distributor, which is the principal underwriter for the Fund. CIAMNA owns the entire limited partnership interest in each of Nvest Management and Nvest Distributor. CIAMNA is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified institution which, in turn, is wholly owned by the French Government. CIAMNA is wholly owned by CDC IXIS Asset Management S.A., a French entity that is part of CDC. The eighteen principal subsidiary or affiliated asset management firms of CIAMNA, collectively, have more than $132 billion of assets under management or administration as of December 31, 2000.

     The principal executive officer of Nvest Management is John T. Hailer, who is the President and a trustee of the Trust and whose principal occupation is his position with Nvest Distributor. The address of Nvest Management, Nvest Distributor, Nvest Distribution Corporation, CIAM Holdings, CIAMNA and Mr. Hailer is 399 Boylston Street, Boston, Massachusetts 02116.

THE SUB-ADVISERS.

     LOOMIS, SAYLES & COMPANY, L.P. Loomis Sayles is a limited partnership that has one general partner, Loomis, Sayles & Company, Inc. (the "Loomis Sayles General Partner"). Robert J. Blanding is the principal executive officer of Loomis Sayles. Mr. Blanding's principal occupation is his position with Loomis Sayles. The address of Loomis Sayles and the Loomis Sayles General Partner is One

Financial Center, Boston, Massachusetts 02111. The address of Mr. Blanding is 555 California Street, San Francisco, California 94104. The Loomis Sayles General Partner is a wholly-owned subsidiary of CIAM Holdings. Information about CIAM Holdings and the ownership of CIAM Holdings is disclosed above under "Nvest Management." As of December 31, 2000, Loomis Sayles had assets under management of approximately $66.5 billion.

     JURIKA & VOYLES, L.P. Jurika & Voyles is a limited partnership that has one general partner, Jurika & Voyles, Inc. (the "Jurika & Voyles General Partner"). Christopher L. Bittman is the principal executive officer of Jurika & Voyles. Mr. Bittman's principal occupation is his position with Jurika & Voyles. The address of Jurika & Voyles, the Jurika & Voyles General Partner and Mr. Bittman is 1999 Harrison Street, Suite 700, Oakland, California 94162. The Jurika & Voyles General Partner is a wholly-owned subsidiary of CIAM Holdings. Information about CIAM Holdings and the ownership of Nvest CIAM is disclosed above under "Nvest Management." As of December 31, 2000, Jurika & Voyles had assets under management of approximately $2.5 billion.

CERTAIN BROKERAGE MATTERS

     In their consideration of the New Sub-Advisory Agreements, the Trustees took account of the Sub-Advisers' practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to the Sub-Advisers. A summary of the brokerage practices of the Sub-Advisers is presented in Appendix B.

II. PROPOSAL 3: APPROVAL OF CHANGES TO CERTAIN CURRENT FUNDAMENTAL POLICIES OF THE FUND

BACKGROUND

     The Fund operates in accordance with the investment objective and policies described in its most recent prospectus and statement of additional information. The Fund generally classifies its policies as either "fundamental" or "non-fundamental." A fundamental policy requires the approval of the Fund's shareholders, while non-fundamental policies may be changed by the Fund's Trustees. In the past, fundamental policies were adopted by the Trust on behalf of the Fund in order to reflect regulatory, business or industry conditions which were in effect at the time the policies were adopted.

     Since that time, there have been changes in the laws and regulations that govern mutual funds generally. In particular, in 1996, significant federal legislation pre-empted state regulation of mutual funds. As a result, many investment policies previously imposed on the Fund by various states are no longer required. Because of the opportunity afforded by this Meeting, there has been a compre-hensive review of the Fund's fundamental policies. Based on the recommendations of the Nvest Management, the Board of Trustees has approved policy revisions that are designed to simplify and modernize those policies that are required to be fundamental, and recharacterize as non-fundamental or eliminate those policies that are not required to be fundamental.

     Approval of these changes by shareholders would allow the Fund's Sub-Advisers greater flexibility to respond to a changing investment environment
- subject to the supervision of the Board of Trustees, and consistent with federal securities laws. The Board of Trustees also believes that the proposed changes will enhance the Sub-Advisers' ability to manage the Fund's investment portfolios, such that the Fund's investment opportunities, accordingly, may increase.

     In some cases the Board of Trustees recommends that fundamental policies be amended or eliminated completely. In other cases, the Board recommends amending or reclassifying policies as non-fundamental. Once converted to non-fundamental, the Fund's policies may be changed by the Board of Trustees without shareholder approval. If the Board decides in the future to change or eliminate a reclassified non-fundamental policy, the change would be disclosed in the Fund's prospectus or statement of additional information, if required.

     Each proposed change to the Fund's fundamental policies recommended by the Board of Trustees is discussed in detail below. In order to help you understand the proposed changes, please refer to Appendix C at the end of this proxy statement. Appendix C lists the Fund's current fundamental policies along with the corresponding proposed fundamental policies, a list of the Fund's current fundamental polices proposed to be re-classified and a list of the Fund's current fundamental policies proposed to be eliminated.

PROPOSED AMENDMENTS TO THE FUND'S CURRENT FUNDAMENTAL POLICIES

     The primary purpose of proposals 3a - 3g is to amend and standardize the Fund's current fundamental policies to conform to policies which are standard for similar types of funds managed by Nvest Management. The Trustees have concurred with Nvest Management's efforts to analyze the fundamental and non-fundamental policies of the Fund and propose to shareholders adoption of standardized fundamental policies.

     It is not anticipated that any of the changes will substantially affect the way the Fund is currently managed. However, Nvest Management is presenting these changes to you for your approval because Nvest Management believes that increased standardization will help promote operational efficiencies and facilitate the monitoring of compliance with the fundamental policies. Although adoption of a revised policy is not likely to have any impact on the current investment techniques employed by the Fund, it will contribute to the overall objective of standardization and may afford the Fund increased investment opportunities.

PROPOSAL 3A: DIVERSIFICATION

PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY RELATING TO DIVERSIFICATION

     The Fund's current approach to diversification is currently encompassed in the following two separate fundamental policies. In addition, one of these fundamental policies is combined with the Fund's fundamental policy regarding industry concentration which is bracketed.

     THE FUND WILL NOT PURCHASE ANY SECURITY (OTHER THAN U.S. GOVERNMENT SECURITIES) IF, AS A RESULT, MORE THAN 5% OF THE FUND'S TOTAL ASSETS (TAKEN AT CURRENT VALUE) WOULD THEN BE INVESTED IN SECURITIES OF A SINGLE ISSUER ...[OR 25% OF THE FUND'S TOTAL ASSETS (TAKEN AT CURRENT VALUE) WOULD BE INVESTED IN ANY ONE INDUSTRY].

     THE FUND WILL NOT ACQUIRE MORE THAN 10% OF ANY CLASS OF SECURITIES OF AN ISSUER (TAKING ALL PREFERRED STOCK ISSUES OF AN ISSUER AS A SINGLE CLASS AND ALL DEBT ISSUES OF AN ISSUER AS A SINGLE CLASS) OR ACQUIRE MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF AN ISSUER.

     It is proposed that the Fund's fundamental policy regarding diversification be captured in the one fundamental policy that follows:

     THE FUND WILL NOT, WITH RESPECT TO 75% OF ITS TOTAL ASSETS, PURCHASE ANY SECURITY IF, AS A RESULT, MORE THAN 5% OF ITS TOTAL ASSETS (BASED ON CURRENT VALUE) WOULD THEN BE INVESTED IN THE SECURITIES OF A SINGLE ISSUER OR ACQUIRE MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ISSUER; PROVIDED HOWEVER, THIS LIMITATION DOES NOT APPLY TO GOVERNMENT SECURITIES AS DEFINED IN THE 1940 ACT.

     The Fund is not permitted to change its diversified status unless approved by its shareholders. This proposal does not seek to change the Fund's status as a diversified mutual fund. Rather, approval of this proposal would amend the Fund's diversification policy so it would provide the maximum flexibility allowed for diversified mutual funds under the 1940 Act.

     Under this proposal 3a, the Fund's current fundamental policies would be replaced by a more flexible fundamental policy regarding diversification. As a "diversified" mutual fund, the Fund is limited by section 5(b) of the 1940 Act, as to 75% of total assets, to investing no more than 5% of total assets in securities of a single issuer and to purchasing no more than 10% of an issuer's voting securities. The Fund's current policy is more restrictive than required by the

1940 Act since the Fund applies the foregoing percentage limitations to 100% of its assets rather than 75% of its assets.

     The proposed change would allow the Fund the flexibility to purchase larger amounts of issuers' securities when its investment adviser deems an opportunity attractive. The new policy would allow the Fund's fundamental policy to conform with the definition of "diversified" as it appears in the 1940 Act. Adoption of this change is not expected to materially affect the operation of the Fund.

PROPOSAL 3B: INDUSTRY CONCENTRATION

PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY RELATING TO INDUSTRY
CONCENTRATION

     The Fund's current fundamental policy relating to industry concentration is as follows:

     THE FUND WILL NOT PURCHASE ANY SECURITY (OTHER THAN U.S. GOVERNMENT SECURITIES) IF, AS A RESULT, MORE THAN [5% OF THE FUND'S TOTAL ASSETS (TAKEN AT CURRENT VALUE) WOULD THEN BE INVESTED IN SECURITIES OF A SINGLE ISSUER OR] 25% OF THE FUND'S TOTAL ASSETS (TAKEN AT CURRENT VALUE) WOULD BE INVESTED IN ANY ONE INDUSTRY.

     The Fund's proposed fundamental policy relating to industry concentration is as follows:

     THE FUND WILL NOT PURCHASE ANY SECURITY (OTHER THAN U.S. GOVERNMENT SECURITIES) IF, AS A RESULT, MORE THAN 25% OF THE FUND'S TOTAL ASSETS (TAKEN AT CURRENT VALUE) WOULD BE INVESTED IN ANY ONE INDUSTRY.

     Since this policy is combined with the Fund's current diversification policy (in brackets) which is proposed to be revised in proposal 3a above, it is proposed that the Fund's fundamental policy relating to industry concentration be restated and approved separately in proposal 3b even though there is no change being proposed for this policy at this time. Adoption of this change will not materially affect the operation of the Fund.

PROPOSAL 3C: SHORT SALES AND MARGIN PURCHASES

PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY RELATING TO SHORT SALES AND MARGIN PURCHASES

        The Fund's current fundamental investment policy relating to short sales and margin purchases is as follows:

     THE FUND WILL NOT PURCHASE SECURITIES ON MARGIN (BUT IT MAY OBTAIN SUCH SHORT-TERM CREDITS AS MAY BE NECESSARY FOR THE CLEARANCE OF PURCHASES AND SALES OF SECURITIES), OR MAKE SHORT SALES EXCEPT WHERE, BY VIRTUE OF OWNERSHIP OF OTHER SECURITIES, IT HAS THE RIGHT TO OBTAIN, WITHOUT PAYMENT OF FURTHER CONSIDERATION, SECURITIES EQUIVALENT IN KIND AND AMOUNT TO THOSE SOLD, AND THE FUND WILL NOT DEPOSIT OR PLEDGE MORE THAN 10% OF ITS TOTAL ASSETS (TAKEN AT CURRENT VALUE) AS COLLATERAL FOR SUCH SALES.

     It is proposed that shareholders approve replacing the Fund's current fundamental policy relating to short sales and margin purchases with the following proposed fundamental policy:

     THE FUND WILL NOT MAKE SHORT SALES OF SECURITIES, MAINTAIN A SHORT POSITION OR PURCHASE SECURITIES ON MARGIN, EXCEPT THAT THE FUND MAY OBTAIN SHORT-TERM CREDITS AS NECESSARY FOR THE CLEARANCE OF SECURITY TRANSACTIONS AND THE FUND MAY MAKE ANY SHORT SALES OR MAINTAIN ANY SHORT POSITIONS WHERE THE SHORT SALES OR SHORT POSITIONS WOULD NOT CONSTITUTE "SENIOR SECURITIES" UNDER THE 1940 ACT.

     The proposed fundamental policy clarifies that the Fund may make short sales, maintain a short positions or purchase securities on margin to the full extent permitted under the 1940 Act. The 1940 Act generally prohibits a fund from engaging in such activities; however, under the current positions of the SEC staff, mutual funds are permitted to engage in certain types of transactions to a limited extent so long as certain conditions are satisfied. Under the proposed fundamental policy, the Fund would engage in such activities in accordance with applicable regulatory requirements and SEC staff positions under the 1940 Act. In addition, the proposed fundamental policy serves as the standard policy relating to these activities among other funds managed by Nvest Management.

     Adoption of the proposed fundamental policy relating to short sales and margin purchases set forth in this proposal 3c is not expected to materially affect the operations of the Fund. However, adoption of a standardized fundamental policy will facilitate investment compliance efforts on behalf of the Fund and will allow the Fund to respond to legal, regulatory and market developments which may make the use of short sales and margin purchases advantageous to the Fund and its shareholders.

PROPOSAL 3D: BORROWING

PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY REGARDING BORROWING

     The Fund's current fundamental investment policy regarding borrowing is as follows:

     THE FUND WILL NOT BORROW MONEY IN EXCESS OF 10% OF ITS TOTAL ASSETS (TAKEN AT COST) OR 5% OF ITS TOTAL ASSETS (TAKEN AT CURRENT VALUE), WHICHEVER IS LOWER, AND THEN ONLY AS A TEMPORARY MEASURE FOR EXTRAORDINARY OR EMERGENCY PURPOSES.

        The Fund's proposed fundamental investment policy regarding borrowing is as follows:

     THE FUND WILL NOT BORROW MONEY EXCEPT FOR TEMPORARY OR EMERGENCY PURPOSES; PROVIDED, HOWEVER, THAT THE FUND MAY LOAN SECURITIES, ENGAGE IN REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS, IN AN AMOUNT NOT EXCEEDING 33 1/3% OF ITS TOTAL ASSETS TAKEN AT COST.

     The 1940 Act requires all mutual funds to adopt fundamental policies regarding borrowing. The 1940 Act presently limits a fund's ability to borrow more than one-third of the value of its total assets. Over time, the SEC has acknowledged the existence of new types of investment practices that technically may be considered borrowings, but that may be permissible investment practices for mutual funds.

     Approval of this proposal 3d would replace the Fund's current fundamental policies regarding borrowing with a more flexible, standard fundamental borrowing policy. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the Fund and its shareholders because it will allow the Fund, subject to approval by the Board, to adapt to future developments in investment practices and changes in the governing laws and regulations without the delay and cost of a shareholder meeting. The proposed fundamental policy will also make clear that the Fund is permitted to loan its portfolio securities.

     Adoption of the proposed fundamental policy is not currently expected to materially affect the operations of the Fund. However, the Fund's current fundamental policy restricts borrowing to a lower percentage of total assets than the 33 1/3% permitted under the 1940 Act. The proposed fundamental policy therefore would allow the Fund to purchase a security while borrowings representing more than 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value) are outstanding. While the Fund has no current intention to purchase securities while borrowings representing more than 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value) are outstanding, the flexibility to do so may be beneficial to the Fund at a future date.

PROPOSAL 3E: LENDING

PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY REGARDING LOANS

     The Fund's current fundamental investment policy regarding loans is as follows:

     THE FUND WILL NOT MAKE LOANS, EXCEPT BY PURCHASE OF BONDS, DEBENTURES, COMMERCIAL PAPER, CORPORATE NOTES AND SIMILAR EVIDENCES OF INDEBTEDNESS, WHICH ARE A PART OF AN ISSUE TO THE PUBLIC OR TO FINANCIAL INSTITUTIONS.

     The Fund's proposed fundamental investment policy regarding loans is as follows:

     THE FUND WILL NOT MAKE LOANS, EXCEPT THAT THE FUND MAY PURCHASE OR HOLD DEBT INSTRUMENTS IN ACCORDANCE WITH ITS INVESTMENT OBJECTIVE AND POLICIES; PROVIDED HOWEVER, THAT THIS RESTRICTION DOES NOT APPLY TO REPURCHASE AGREEMENTS OR LOANS OF PORTFOLIO SECURITIES.

     The 1940 Act requires all mutual funds to adopt fundamental policies regarding lending. Although the 1940 Act does not impose percentage limits on the amount that funds may lend, the 1940 Act prohibits funds from making loans to persons who control or are under common control with the funds, effectively prohibiting loans where conflicts of interest or undue influence are most likely present.

     Approval of this proposal 3e would allow the Fund to lend to the extent permitted by current law by replacing the Fund's current fundamental policy regarding lending with a more flexible, standard fundamental policy. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the Fund and its shareholders because it would allow the Fund, subject to approval by the Board, to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost of a shareholder meeting.

     The proposal is not expected to materially affect the operation of the Fund. However, the proposed fundamental policy clarifies the Fund's ability to invest in repurchase agreements and lend its portfolio securities. These practices may involve additional risk to the Fund. However, Nvest Management believes that added benefits outweigh the limited risk of such activities.

PROPOSAL 3F: CERTAIN TYPES OF INVESTMENTS

PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY PROHIBITING PURCHASES AND SALES OF CERTAIN TYPES OF SECURITIES

     The Fund's current fundamental investment policy prohibiting purchases and sales of certain types of securities is as follows:

     THE FUND WILL NOT BUY OR SELL OIL, GAS OR OTHER MINERAL LEASES, RIGHTS OR ROYALTY CONTRACTS, REAL ESTATE OR COMMODITIES OR COMMODITY CONTRACTS. (THIS RESTRICTION DOES NOT PREVENT THE FUND FROM PURCHASING SECURITIES OF COMPANIES INVESTING IN THE FOREGOING.)

     The Fund's proposed fundamental investment policy prohibiting purchases and sales of certain types of securities is as follows:

     THE FUND WILL NOT PURCHASE OR SELL REAL ESTATE, ALTHOUGH IT MAY PURCHASE SECURITIES OF ISSUERS THAT DEAL IN REAL ESTATE, SECURITIES THAT ARE SECURED BY INTERESTS IN REAL ESTATE, AND SECURITIES THAT REPRESENT INTERESTS IN REAL ESTATE, AND IT MAY ACQUIRE AND DISPOSE OF REAL ESTATE OR INTERESTS IN REAL ESTATE ACQUIRED THROUGH THE EXERCISE OF ITS RIGHTS AS A HOLDER OF DEBT OBLIGATIONS SECURED BY REAL ESTATE OR INTERESTS THEREIN.

     The 1940 Act requires all funds to adopt a fundamental policy regarding investment in real estate or commodities. It is the opinion of Nvest Management that this does not preclude investment in securities of issuers that deal or invest in real estate.

     The proposed fundamental policy clarifies the types of securities in which the Fund is authorized to invest and standardizes the fundamental policy concerning real estate. The proposed fundamental policy would make it explicit that the Fund may acquire a security or other instrument whose payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate in the event of default. Any investments in these securities are, of course, subject to the Fund's investment objective and policies, including diversification and concentration.

     To the extent that the Fund buys securities and instruments of companies in the real estate business, the Fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.

     While the proposed change will have no current impact on the Fund, adoption of the proposed standardized fundamental policy will advance the goals of standardization discussed above.

PROPOSAL 3G: SENIOR SECURITIES

PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY RELATING TO ISSUING SENIOR SECURITIES

        The Fund's current fundamental investment policy relating to issuing senior securities is as follows:

     THE FUND WILL NOT ISSUE SENIOR SECURITIES. FOR THE PURPOSE OF THIS RESTRICTION, NONE OF THE FOLLOWING IS DEEMED TO BE A SENIOR SECURITY: ANY BORROWING PERMITTED BY RESTRICTION (4) ABOVE; ANY PLEDGE OR OTHER ENCUMBRANCE OF ASSETS PERMITTED BY RESTRICTION (5) ABOVE; ANY COLLATERAL ARRANGEMENTS WITH RESPECT TO OPTIONS, FORWARD CONTRACTS, FUTURES CONTRACTS, SWAP CONTRACTS AND OTHER SIMILAR CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND WITH RESPECT TO INITIAL AND VARIATION MARGIN; THE PURCHASE OR SALE OF OPTIONS, FORWARD CONTRACTS, FUTURES CONTRACTS, SWAP CONTRACTS AND OTHER SIMILAR CONTRACTS OR OPTIONS ON FUTURES CONTRACTS; AND THE ISSUANCE OF SHARES OF BENEFICIAL INTEREST PERMITTED FROM TIME TO TIME BY THE PROVISIONS OF NVEST FUNDS TRUST I'S AGREEMENT AND DECLARATION OF TRUST AND BY THE 1940 ACT, THE RULES THEREUNDER, OR ANY EXEMPTION THEREFROM.

     The Fund's proposed fundamental investment policy relating to issuing senior securities is as follows:

     THE FUND WILL NOT ISSUE SENIOR SECURITIES, EXCEPT FOR PERMITTED BORROWINGS OR AS OTHERWISE PERMITTED UNDER THE 1940 ACT.

     The 1940 Act currently prohibits mutual funds from issuing senior securities. Additionally, the 1940 Act requires all funds to adopt a fundamental policy regarding the issuance of senior securities.

     Approval of this proposal 3g would permit the Fund to replace its current fundamental policy regarding the issuance of senior securities with a more flexible, standard fundamental policy. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the Fund and its shareholders because it would allow the Fund, subject to Board approval, to adapt to future developments in investment practices and changes in laws and regulations and regulatory positions without the delay and cost of a shareholder meeting.

     Since the Fund adopted its current fundamental policies, the SEC staff's interpretation of what constitutes the issuance of a senior security has evolved with changes in market conditions. The proposed changes would enable the Board of Trustees to evaluate the use of new portfolio management techniques and give the Fund the flexibility to respond to future changes.

     Adoption of the proposed fundamental policy concerning senior securities is not expected to materially affect the operation of the Fund. However, adoption of a standardized fundamental policy will facilitate investment compliance efforts on behalf of the Fund and will allow the Fund to respond to legal, regulatory and market developments which may make the use of permissible senior securities advantageous to the Fund and its shareholders.

RECLASSIFYING OR ELIMINATION OF CERTAIN CURRENT FUNDAMENTAL POLICIES OF THE FUND

     Like all mutual funds, when the Fund was established the Trustees adopted certain investment policies that would govern the efforts of the Fund's investment adviser in seeking the Fund's investment objective. Some of these policies were designated as "fundamental" and, as such, may not be changed unless the change has first been approved by the Trustees and then by the shareholders of the Fund. Many of the Fund's investment policies were required to be classified as fundamental under the securities laws of various states. Since October 1996, such state securities laws and regulations regarding fundamental investment policies have been preempted by federal law and no longer apply.

     The Fund's fundamental policies were established to reflect certain regulatory, business or industry conditions as they existed at the time the Fund was established. Many such conditions no longer exist. The 1940 Act requires only that the policies discussed in Proposals 3a through 3g above be classified as fundamental.

     Nonfundamental policies may be changed or eliminated by the Fund's Trustees at any time without approval of the Fund's shareholders. The current fundamental policies proposed to be reclassified as nonfundamental are proposals 3h and 3i. The current fundamental policies proposed to be eliminated are proposals 3j through 3o.

     None of the proposed changes will alter the Fund's investment objective. Indeed, Nvest Management believes that approval of the reclassification of fundamental policies to nonfundamental policies or elimination of a fundamental policy will enhance the ability of the Fund to achieve its investment objective because the Fund will have greater investment management flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval.

PROPOSALS 3H AND 3I: OPTIONS AND WARRANTS

3H. PROPOSAL TO RECLASSIFY THE FUND'S FUNDAMENTAL POLICY REGARDING PURCHASING OPTIONS OR WARRANTS

3I. PROPOSAL TO RECLASSIFY THE FUND'S FUNDAMENTAL POLICY REGARDING WRITING OPTIONS OR WARRANTS

     The Fund's current fundamental investment policies relating to options or warrants that are proposed to be reclassified as nonfundamental are as follows:

     THE FUND WILL NOT PURCHASE OPTIONS OR WARRANTS IF, AS A RESULT, MORE THAN 1% OF ITS TOTAL ASSETS (TAKEN AT CURRENT VALUE) WOULD BE INVESTED IN SUCH SECURITIES.

     THE FUND WILL NOT WRITE OPTIONS OR WARRANTS.

     The 1940 Act does not currently require the Fund to have fundamental policies restricting purchasing or writing options or warrants. If approved, these proposals 3h and 3i would reclassify the Fund's fundamental policies as non-fundamental policies.

     It is believed that reclassifying these fundamental policies will expand the Fund's universe of available investments. In addition, by converting these policies to non-fundamental, the Board will be able to take appropriate and timely action to amend the non-fundamental policies without the expense and delay associated with a shareholder meeting, in the event that regulatory or other changes, making revisions to these policies desirable, occur in the future. The Board believes that these more flexible non-fundamental policies are in the best interests of the Fund and its shareholders.

PROPOSAL 3J: PLEDGING

PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY REGARDING PLEDGING

     The Fund's current fundamental investment policy regarding pledging that is proposed to be eliminated is as follows:

     THE FUND WILL NOT PLEDGE MORE THAN 15% OF ITS TOTAL ASSETS (TAKEN AT COST).

     This policy was adopted by the Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. Therefore, the Fund is no longer required to maintain this fundamental policy and this proposal 3j seeks to eliminate it. The Board of

Trustees believes that elimination of this fundamental policy would benefit the Fund and its shareholders by increasing an investment adviser's flexibility in managing the assets of the Fund.

PROPOSAL 3K: UNSEASONED BUSINESSES

PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY CONCERNING UNSEASONED BUSINESSES

     The Fund's current fundamental investment policy regarding unseasoned businesses that is proposed to be eliminated is as follows:

     THE FUND WILL NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS (TAKEN AT CURRENT VALUE) IN SECURITIES OF BUSINESSES (INCLUDING PREDECESSORS) LESS THAN THREE YEARS OLD.

     This policy was adopted by the Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares, and the 1940 Act does not require the current fundamental policy. If this policy is eliminated and an investment adviser determines it is advisable to so invest, shareholders would have a greater exposure to the risks associated with such investments. The Board of Trustees does not believe that elimination of the current fundamental policy would materially increase the risks to Fund shareholders. Accordingly, the Board of Trustees believes that elimination of the current fundamental policy regarding investment in "unseasoned businesses" is in the best interests of the Fund and its shareholders.

PROPOSAL 3L: TRUSTEES' & OFFICERS' OWNERSHIP OF SECURITIES

PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY PROHIBITING PURCHASES OF SECURITIES IF HELD BY THE TRUST'S OR INVESTMENT ADVISER'S TRUSTEES/DIRECTORS AND OFFICERS

     The Fund's current fundamental investment policy prohibiting purchases of securities if held by the Trust's or investment adviser's trustees/directors and officers proposed to be eliminated is as follows:

     THE FUND WILL NOT PURCHASE OR RETAIN SECURITIES OF ANY ISSUER IF OFFICERS AND TRUSTEES OF NVEST FUNDS TRUST I OR OF THE INVESTMENT ADVISER OF THE FUND WHO INDIVIDUALLY OWN MORE THAN 1/2 OF 1% OF THE SHARES OR SECURITIES OF THAT ISSUER TOGETHER OWN MORE THAN 5%.

     This policy was adopted by the Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The Board of Trustees believes that eliminating this policy would be in the best interests of the Fund and its shareholders because it would increase an investment adviser's flexibility in managing the assets of the Fund without any material increase in risks to shareholders. In addition, it is the opinion of Nvest Management that there are adequate safeguards currently in place, such as the codes of ethics required to be adopted under Rule 17j-1 under the 1940 Act, that protect the Fund from any improper dealings of its trustees or officers for which this policy was originally designed.

PROPOSAL 3M: CONTROL OR MANAGEMENT

PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY RELATING TO EXERCISING CONTROL OR MANAGEMENT

        The Fund's current fundamental investment policy relating to exercising control or management proposed to be eliminated is as follows:

     THE FUND WILL NOT MAKE INVESTMENTS FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT.

     The 1940 Act does not require the Fund to have a fundamental policy regarding investing for the purpose of exercising control of an issuer. This policy was adopted by the Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares.

PROPOSAL 3N: JOINT TRADING

PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY RELATING TO JOINT TRADING ACCOUNTS

     The Fund's current fundamental investment policy relating to joint trading accounts that is proposed to be eliminated is as follows:

     THE FUND WILL NOT PARTICIPATE ON A JOINT OR JOINT AND SEVERAL BASIS IN ANY TRADING ACCOUNT IN SECURITIES.

     The 1940 Act does not currently require the Fund to have a fundamental policy relating to joint trading accounts. It is believed that eliminating this fundamental policy will increase the Fund's flexibility in executing securities transactions to the extent permitted by the 1940 Act.

PROPOSAL 3O: SECURITIES OF OTHER INVESTMENT COMPANIES

PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY RELATING TO INVESTING IN OTHER INVESTMENT COMPANIES

     The Fund's current fundamental investment policy relating to investing in other investment companies that is proposed to be eliminated is as follows:

     THE FUND WILL NOT INVEST IN THE SECURITIES OF OTHER INVESTMENT COMPANIES, EXCEPT BY PURCHASES IN THE OPEN MARKET INVOLVING ONLY CUSTOMARY BROKERS' COMMISSIONS. (UNDER THE 1940 ACT, THE FUND MAY NOT (A) INVEST MORE THAN 10% OF ITS TOTAL ASSETS [TAKEN AT CURRENT VALUE] IN SUCH SECURITIES, (B) OWN SECURITIES OF ANY ONE INVESTMENT COMPANY HAVING A VALUE IN EXCESS OF 5% OF THE TOTAL ASSETS OF SUCH FUND [TAKEN AT CURRENT VALUE], OR (C) OWN MORE THAN 3% OF THE OUTSTANDING VOTING STOCK OF ANY ONE INVESTMENT COMPANY).

     This policy was adopted by the Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. Investment in shares of other investment companies is specifically addressed by section 12(d)(1) of the 1940 Act. The 1940 Act generally limits a fund to (i) purchasing 3% of the total outstanding voting stock of a single other investment company; (ii) investing 5% of its total assets in the securities of a single other investment company; and (iii) investing 10% of its total assets in securities of other investment companies.

     The proposal to eliminate this fundamental policy will allow the Fund to invest in other investment companies to the extent permitted by the 1940 Act. To the extent the Fund invests in shares of other investment companies, shareholders may indirectly bear a portion of the expenses of the investment companies in which the Fund invests. An investment adviser will take these expenses into account prior to deciding that such an investment is suitable for its component.

     The Board of Trustees believes that eliminating the Fund's current fundamental policies regarding investment in the securities of other investment companies is in the best interests of the Fund and its shareholders.

                   THE BOARD OF TRUSTEES RECOMMENDS THAT THE
                SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THESE
                                PROPOSALS 3a-3o.

III. OTHER INFORMATION

     PRINCIPAL UNDERWRITER AND ADMINISTRATOR: Nvest Distribution Corporation is the sole general partner of Nvest Distributor, the Fund's principal underwriter, and the sole shareholder of CDC IXIS Asset Management Services ("CIS"), the Fund's transfer and dividend disbursing agent and the Fund's administrator. CIAMNA owns the entire limited partnership interest in Nvest Distributor. The address of Nvest Distributor and CIS is 399 Boylston Street, Boston, Massachusetts 02116.

     OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS. Shareholders of record at the close of business on February 28, 2001 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix D to this Proxy Statement lists for the Fund the approximate total number of shares outstanding as of February 28, 2001 for each class of the Fund's shares. It also identifies holders, as of February 14, 2001, of more than 5% of any class of shares of the Fund, and contains information about the shareholdings in the Fund of the Trustees and the executive officers of the Fund as of February 14, 2001.

INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETING

     SOLICITATION OF PROXIES. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund or by employees or agents of Nvest Management, a Sub-Adviser or of CIAMNA and its affiliated companies. In addition, D.F. King & Co., Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $75,000.

     COSTS OF SOLICITATION. The costs of the Meeting, including the costs of soliciting proxies, will be paid by the Fund.

     VOTING AND TABULATION OF PROXIES. Shares represented by duly executed and timely proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the relevant proposal. You may vote by any one of the three following methods: (1) by mailing the enclosed proxy card, (2) through use of the internet or (3) by telephone. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal. Votes made through use of the internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust, (ii) by properly executing a later-dated proxy (by any of the methods of voting described above), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting (the "Tellers"). Forty percent of the shares of the Fund outstanding on the record date, present in person or represented by proxy, constitute quorum for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

     REQUIRED VOTE. The vote required to approve each proposal is the lesser of
(1) 67% of the shares of the Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the record date. If the required vote is not obtained for the Fund, the Trustees will consider what other actions to take in the best interests of the Fund.

     ADJOURNMENTS; OTHER BUSINESS. In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of the Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of any proposal that has not yet then been adopted. They will vote against any such adjournment any proxy that directs them to vote against each proposal that has not yet then been adopted. They will not vote any proxy that directs them to abstain from voting on a proposal.

     The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present is the approval of each New Sub-Advisory Agreement and the approval of the amendment, reclassification or elimination of certain fundamental policies of the Fund. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

     Shareholder Proposals at Future Meetings. The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund in writing a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

CERTAIN PAYMENTS TO AFFILIATES

     In addition to advisory fees payable to Nvest Management, the Fund compensates Nvest Distributor and CIS for providing various services to the Fund and its shareholders. During the fiscal year ended December 31, 2000, these payments to CIS amounted to $556,340 for transfer agency services and $72,761 for the provision of certain legal and accounting services. For the same period, payments to Nvest Distributor amounted to $2,041,399 for service and distribution (Rule 12b-1) fees for Class A shares, $477,052 for service and distribution (Rule 12b-1) fees for Class B shares, and $26,362 for service and distribution (Rule 12b-1) fees for Class C shares. In addition, Nvest Distributor received from the Fund's shareholders $271,309 in sales charges (including contingent deferred sales charges on Class A and B shares) during the fiscal year ended December 31, 2000. These arrangements are not affected in any way by the New Sub-Advisory Agreements.

CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

     Peter S. Voss and John T. Hailer, Trustees of the Trust and the following persons who are officers of the Trust, are also officers or employees of the Nvest Management or directors of Nvest Distribution Corporation: John E. Pelletier and Thomas P. Cunningham (collectively, the "Nvest Management Affiliates"). Some of the Nvest Management Affiliates, including Messrs. Voss and Hailer owned partnership units in Nvest Companies, L.P. or Nvest, L.P. (formerly Nvest Companies, L.P.'s publicly traded advising general partner) or had the right to acquire partnership units under options and, upon completion of CDC AM's acquisition of Nvest Companies, L.P., on October 30, 2000 received consideration for the partnership units they owned or had the right to acquire under options. In some cases the amount of consideration received was substantial. In addition, certain Nvest Management Affiliates, including Messrs. Voss and Hailer, have ongoing employment agreements or participate in a retention program described below. Among other matters, such an employment agreement generally restricts an employee from competing with Nvest Management and soliciting clients of Nvest Management and provides for substantial payments to be made if the employee remains employed for specified periods of up to five years, in addition to regular salary and bonus payments. Under the retention program, certain Nvest Management Affiliates receive cash retention awards payable over one to three years. To receive these awards, which are in addition to regular salary and bonus payments and in some cases may be substantial in amount, an eligible Nvest Management Affiliate must remain employed by Nvest Management and must agree to refrain from competing with Nvest Management and soliciting clients of Nvest Management.

                                   APPENDIX A
                              NVEST BALANCED FUND

                             Sub-Advisory Agreement
                            (----------------------)

     Sub-Advisory Agreement (this "Agreement") entered into as of __ day of ______________, 2000, by and among Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), with respect to its Nvest Balanced Fund series (the "Series"), Nvest Funds Management, L.P., a Delaware limited partnership (the "Manager"), and __________________, L.P., a Delaware limited partnership (the "Sub-Adviser").

WHEREAS, the Manager has entered into an Advisory Agreement dated October 30, 2000 (the "Advisory Agreement") with the Trust, relating to the provision of portfolio management and administrative services to the Series;

WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

WHEREAS, the Manager and the trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Manager and the Sub-Adviser agree as follows:

1. Sub-Advisory Services.
-------------------------

        a. The Sub-Adviser shall, subject to the supervision of the Manager and of any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series, and have the authority on behalf of the Series to vote all proxies and exercise all other rights of the Series as a security holder of companies in which the Series from time to time invests. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine.

     b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of it. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager with such other information and reports as may reasonably be requested by the Manager from time to time, including without limitation all material requested by or required to be delivered to the Trustees of the Trust.

     c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange Commission and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

2. Obligations of the Manager.
------------------------------

     a. The Manager shall provide (or cause the Series' Custodian (as defined in Section 3 hereof) to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets of the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

     b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

3. CUSTODIAN. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

4. PROPRIETARY RIGHTS. The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the name "___________________, L.P." and that all use of any designation consisting in whole or part of "_________________, L.P." under this Agreement shall inure to the benefit of the Sub-Adviser. The Manager on its own behalf and on behalf of the Series agrees not to use any such designation in any advertisement or sales literature or other materials promoting the Series, except with the prior written consent of the Sub-Adviser. Without the prior written consent of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Series not to, make representations regarding the Sub-Adviser in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any such designation as soon as reasonably practicable.

5. EXPENSES. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any organizational, operational or business expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision of any law shall be the sole responsibility of the Manager. The Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement. Neither the Sub-Adviser nor any affiliated person thereof shall be entitled to any compensation from the Manager or the Trust with respect to service by any affiliated person of the Sub-Adviser as an officer or trustee of the Trust (other than the compensation to the Sub-Adviser payable by the Manager pursuant to Section 7 hereof).

6. PURCHASE AND SALE OF ASSETS. The Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.

        To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Sub-Adviser may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more funds distributed by Nvest Funds Distributor, L.P. ("Nvest Distributor"). In addition, the Sub-Adviser may allocate brokerage transactions to broker-dealers (including affiliates of Nvest Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses, subject to the policy of best execution.

7. COMPENSATION OF THE SUB-ADVISER. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Sub-Adviser shall be paid at the annual rate of 0.535% of the first $200 million of that portion of the Fund's average daily net assets that it manages, 0.35% of the next $300 million of such assets and 0.30% of such assets in excess of $500 million (or such lesser amount as the Sub-Adviser may from time to time agree to receive). Such compensation shall be paid by the Trust (except to the extent that the Trust, the Sub-Adviser and the Manager otherwise agree in writing from time to time). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement.

8. NON-EXCLUSIVITY. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Series or the Manager in any way or otherwise be deemed an agent of the Series or the Manager.

9. LIABILITY. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, partners, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties hereunder. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Sub-Adviser under this Agreement.

     Without limiting the foregoing, it is expressly understood and agreed that the Manager and the Series shall hold harmless and indemnify the Indemnified Parties for any loss arising out of any act or omission of any other sub-adviser to the Series, or for any loss arising out of the failure of the Series to comply with the Policies.

     The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

10. EFFECTIVE DATE AND TERMINATION. This Agreement shall become effective as of the date of its execution, and

     a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

     b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

     c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

     d. this Agreement may be terminated by the Sub-Adviser on ninety days' written notice to the Manager and the Trust, or by the Manager on ninety days' written notice to the Sub-Adviser.

     Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

11. AMENDMENT. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

12. CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

13. GENERAL.

     a. The Sub-Adviser may perform its services through any employee, officer or agent of the Sub-Adviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the day-to-day portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser, identified in such notice, shall assume such duties as of a specific date.

     b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

     c. In accordance with Regulation S-P, if non-public personal information regarding either party's customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement

     d. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

NVEST FUNDS MANAGEMENT, L.P.
By Nvest Distribution Corp., its general partner


By:______________________________
Name:   John T. Hailer
Title:  President

____________________, L.P.

By _______________________, Inc., its general partner

By:______________________________
Name:
Title:


NVEST FUNDS TRUST I,
on behalf of its Nvest Balanced Fund series

By:______________________________
Name:  John T. Hailer
Title: President


                                     NOTICE

     A copy of the Agreement and Declaration of Trust establishing Nvest Funds Trust I (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's Nvest Balanced Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                   APPENDIX B

BROKERAGE PRACTICES

LOOMIS SAYLES

     FIXED-INCOME SECURITIES. In placing orders for the purchase and sale of portfolio securities for the Fund, Loomis Sayles always seek the best price and execution. Some of the Fund's portfolio transactions are placed with brokers and dealers that provide Loomis Sayles with supplementary investment and statistical information or furnish market quotations to that Fund, the other Funds or other investment companies advised by Loomis Sayles. The business would not be so placed if the Fund would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Loomis Sayles. The services may also be used by Loomis Sayles in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

     EQUITY SECURITIES. In placing orders for the purchase and sale of securities for the Fund advised by Loomis Sayles, Loomis Sayles follows the same policies as for the other Funds for which it acts as subadviser, except that Loomis Sayles may cause the Fund to pay a broker-dealer that provides brokerage and research services to Loomis Sayles an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Loomis Sayles must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Loomis Sayles' overall responsibilities to the Fund and its other clients. Loomis Sayles' authority to cause the Fund to pay such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

JURIKA & VOYLES

     In placing orders for the purchase and sale of portfolio securities for the Fund, Jurika & Voyles always seeks best execution, subject to the considerations set forth below. Transactions in unlisted securities are carried out through broker-dealers who make the market for such securities unless, in the judgment of Jurika & Voyles, a more favorable execution can be obtained by carrying out such transactions through other brokers or dealers.

     Jurika & Voyles selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage com-mission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Jurika & Voyles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

     Receipt of brokerage or research services from brokers may sometimes be a factor in selecting a broker which Jurika & Voyles believes will provide best execution for a transaction. These services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Jurika & Voyles' expenses. Such services may be used by Jurika & Voyles in servicing other client accounts and in some cases may not be used with respect to the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, Jurika & Voyles may, however, consider purchases of shares of the Fund by customers of broker-dealers as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

     Jurika & Voyles may cause the Fund to pay a broker-dealer that provides brokerage and research services to Jurika & Voyles an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Jurika & Voyles must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Jurika & Voyles' overall responsibilities to the Fund and its other clients. Jurika & Voyles' authority to cause the Fund to pay such greater commissions is also subject to such policies as the trustees of the Trust may adopt from time to time.

                                   APPENDIX C

PROPOSED AMENDMENTS TO INVESTMENT POLICIES

The following fundamental investment policies are proposed to be amended:

The Fund will not:


CURRENT INVESTMENT POLICY             PROPOSED INVESTMENT POLICY
o Purchase any security (other
than U.S. Government                  o With respect to 75% of its
securities) if, as a result,          total assets, purchase any
more than 5% of the Fund's            security if, as a result, more
total assets (taken at current        than 5% of its total assets
value) would then be invested         (based on current value) would
in securities of a single             then be invested in the
issuer or 25% of the Fund's           securities of a single issuer
total assets (taken at current        or acquire more than 10% of
value) would be invested in           the outstanding voting
any one industry                      securities of any issuer;
                                      provided however, this
o Acquire more than 10% of any        limitation does not apply to
class of securities of an             government securities as
issuer (taking all preferred          defined in the 1940 Act.
stock issues of an issuer as a
single class and all debt             o Purchase any security (other
issues of an issuer as a              than U.S. Government
single class) or acquire more         securities) if, as a result,
than 10% of the outstanding           more than 25% of the Fund's
voting securities of an issuer        total assets (taken at current
                                      value) would be invested in
o Purchase securities on              any one industry.
margin (but it may obtain such
short-term credits as may be          o Make short sales of
necessary for the clearance of        securities, maintain a short
purchases and sales of                position or purchase
securities), or make short            securities on margin, except
sales except where, by virtue         that the Fund may obtain
of ownership of other                 short-term credits as
securities, it has the right          necessary for the clearance of
to obtain, without payment of         security transactions and the
further consideration,                Fund may make any short sales
securities equivalent in kind         or maintain any short
and amount to those sold, and         positions where the short
the Fund will not deposit or          sales or short positions would
pledge more than 10% of its           not constitute "senior
total assets (taken at current        securities" under the 1940
value) as collateral for such         Act.
sales
                                      o Borrow money except for
o Borrow money in excess of           temporary or emergency
10% of its total assets (taken        purposes; provided, however,
at cost) or 5% of its total           that the Fund may loan
assets (taken at current              securities, engage in reverse
value), whichever is lower,           repurchase agreements and
and then only as a temporary          dollar rolls, in an amount not
measure for extraordinary or          exceeding 33 1/3% of its total
emergency purposes                    assets taken at cost.

o Make loans, except by               o Make loans, except that the
purchase of bonds, debentures,        Fund may purchase or hold debt
commercial paper, corporate           instruments in accordance with
notes and similar evidences of        its investment objective and
indebtedness, which are a part        policies; provided however,
of an issue to the public or          that this restriction does not
to financial institutions             apply to repurchase agreements
                                      or loans of portfolio
o Buy or sell oil, gas or             securities.
other mineral leases, rights
or royalty contracts, real            o Purchase or sell real
estate or commodities or              estate, although it may
commodity contracts. (This            purchase securities of issuers
restriction does not prevent          that deal in real estate,
such Funds from purchasing            securities that are secured by
securities of companies               interests in real estate, and
investing in the foregoing)           securities that represent
                                      interests in real estate, and
o Issue senior securities. For        it may acquire and dispose of
the purpose of this                   real estate or interests in
restriction, none of the              real estate acquired through
following is deemed to be a           the exercise of its rights as
senior security: any borrowing        a holder of debt obligations
permitted by restriction (4)          secured by real estate or
above; any pledge or other            interests therein
encumbrance of assets
permitted by restriction (5)          o Issue senior securities,
above; any collateral                 except for permitted
arrangements with respect to          borrowings or as otherwise
options, forward contracts,           permitted under the 1940 Act
futures contracts, swap
contracts and other similar
contracts and options on
futures contracts and with
respect to initial and
variation margin; the purchase
or sale of options, forward
contracts, futures contracts,
swap contracts and other
similar contracts or options
on futures contracts; and the
issuance of shares of
beneficial interest permitted
from time to time by the
provisions of Nvest Funds
Trust I's Agreement and
Declaration of Trust and by
the 1940 Act, the rules
thereunder, or any exemption
therefrom

PROPOSED RECLASSIFICATION OF INVESTMENT POLICIES

The following fundamental investment policies are proposed to be changed to non-fundamental investment policies:

The Fund will not:

o Purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities

o Write options or warrants


PROPOSED ELIMINATION INVESTMENT POLICIES

The following fundamental investment policies are proposed to be eliminated:

The Fund will not:

o Pledge more than 15% of its total assets (taken at cost)

o Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old

o Purchase or retain securities of any issuer if officers and trustees of Nvest Funds Trust I or of the investment adviser of the Fund who individually own more than 1/2 of 1% of the shares or securities of that issuer together own more than 5%

o Make investments for the purpose of exercising control or management

o Participate on a joint or joint and several basis in any trading account in securities

o Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions. (Under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets [taken at current value] in such securities, (b) own securities of any one investment company having a value in excess of 5% of the total assets of the Fund [taken at current value], or (c) own more than 3% of the outstanding voting stock of any one investment company)

                                   APPENDIX D

OUTSTANDING SHARES
As of February 28, 2001, the total number of shares outstanding for each class of the Fund is approximately as follows:

Class A               9,166,198.829
Class B               3,585,397.779
Class C                 184,257.676
Class Y               2,599,833.418
                      -------------
Total                15,535,687.702

SIGNIFICANT SHAREHOLDERS
As of February 14, 2001, the following persons owned of record or beneficially 5% more of the noted class of shares of the Fund:

          NAME AND                               SHARES           PERCENTAGE OF
          ADDRESS OF                          BENEFICIALLY    OUTSTANDING SHARES
CLASS     BENEFICIAL OWNER                       OWNED          OF CLASS OWNED
  C       Donaldson Lufkin Jenrette             24,818.113          13.66%
          Securities Corporation Inc.
          PO Box 2052
          Jersey City, NJ 07303-5052

  C       MLPF&S For the sole benefit           11,594.371           6.38%
          of it's customers
          Attn: Fund Administration ML#97UA
          4800 Deer Lake Drive East - 2nd Floor
          Jacksonville, FL  32246-6484

  Y       New England Mutual                 2,053,770.351          78.48%
              Life Insurance Company
          Separate Investment Accounting
          501 Boylston Street - 6th Floor
          Boston, MA  02116-3769

  Y       Metropolitan Life Insurance Co.      314,355.841          12.01%
          c/o GADC-Gerald Hart-Agency
          Operations NELICO
          501 Boylston Street - 10th Floor
          Boston, MA  02116-3769

  Y       Chase Manhattan Bank Directed        223,860.917           8.55%
          Trustee for MetLife Defined
          Contribution Group
          770 Broadway - 10th Floor
          New York, NY  10003-9522


As of February 14, 2001, the Trustees and the executive officer of the Trust, as a group and individually, owned less than 1% of each class of the Fund.

PROXY CARD - Front


VOTE TODAY BY MAIL,TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE 1-888-221-0697
OR LOG ON TO WWW.NVESTFUNDS.COM

***    CONTROL NUMBER:  999  999  999  999  99    ***

Please fold and detach card at perforation before mailing.

PROXY SOLICITED BY THE BOARD OF TRUSTEESPROXY FOR SPECIAL MEETING OFSHAREHOLDERS ON APRIL 20, 2001 NVEST BALANCED FUND

The undersigned hereby appoints John E. Pelletier, Thomas P. Cunningham and Coleen Downs Dinneen and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of Nvest Balanced Fund (the "Fund") on April 20, 2001 at 2:00 p.m. Eastern time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

Date
NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or a custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

Signature(s) (if held jointly)


BALANCED

PROXY CARD - Back

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof. The Trustees recommend a vote FOR all proposals.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. Please vote by filling in the appropriate boxes below.

1. Approval of a new sub-advisory agreement relating to a segment of the Fund among Nvest Funds Trust I (the "Trust"), on behalf of the Nvest Balanced Fund (the "Fund"), Nvest Funds Management, L.P. and Loomis, Sayles & Company, L.P.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]

2. Approval of a new sub-advisory agreement among the Trust on behalf of the Fund, Nvest Funds Management,L.P. and Jurika & Voyles, L.P.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]

3a. Proposal to amend the Fund's fundamental policies relating to diversification.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]

3b. Proposal to amend the Fund's fundamental policy relating to industry concentration.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]

3c. Proposal to amend the Fund's fundamental policy relating to short sales and margin purchases.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]

3d. Proposal to amend the Fund's fundamental policy regarding borrowing.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]

3e. Proposal to amend the Fund's fundamental policy regarding loans.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]

3f. Proposal to amend the Fund's fundamental policy prohibiting purchases and sales of certain types of securities.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3g. Proposal to amend the Fund's fundamental policy relating to issuing senior securities.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3h. Proposal to reclassify the Fund's fundamental policy regarding purchasing options or warrants.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3i. Proposal to reclassify the Fund's fundamental policy regarding writing options or warrants.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3j. Proposal to eliminate the Fund's fundamental policy regarding pledging.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3k. Proposal to eliminate the Fund's fundamental policy concerning unseasoned businesses.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3l. Proposal to eliminate the Fund's fundamental policy prohibiting purchases of securities if held by the Trust's or investment adviser's trustees/directors and officers.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3m. Proposal to eliminate the Fund's fundamental policy relating to exercising control or management.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3n. Proposal to eliminate the Fund's fundamental policy relating to joint trading accounts.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

3o. Proposal to eliminate the Fund's fundamental policy relating to investing in other investment companies.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------


BALANCED FUND

Email will be sent from EDELIVERY@PROXYWEB.COM
Subject will be: Nvest Balanced Fund Shareholder Meeting

Thank you for taking advantage of Nvest Funds E-delivery. This E-mail is notification that proxy materials for the Nvest Balanced Fund Shareholder Meeting to be held on April 20,2001 are available at the Web address indicated below.

NVEST BALANCED FUND

NOTICE OF SPECIAL MEETING
To Be Held on April 20, 2001

A Special Meeting (the "Meeting") of shareholders of Nvest Balanced Fund (the "Fund"), a series of Nvest Funds Trust I (the "Trust"), will be held at the offices of Nvest Funds Distributor, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116, on Friday, April 20, 2001 at 2:00 p.m.

At the Meeting, the shareholders of the Fund will be asked to consider and vote on three proposals: 1) to approve a new sub-advisory agreement relating to a segment of the Fund among the Trust on behalf of the Fund, Nvest Funds Management, L.P. and Loomis, Sayles & Company, L.P.; 2) to approve a new sub-advisory agreement relating to a segment of the Fund among the Trust on behalf of the Fund, Nvest Funds Management, L.P. and Jurika & Voyles, L.P.; and
3) to amend, reclassify or eliminate certain fundamental investment policies and restrictions of the Fund; and such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Trustees has unanimously approved the sub-advisory agreement with Loomis, Sayles & Company, L.P., the sub-advisory agreement with Jurika & Voyles, L.P. and the changes to the fundamental policies of the Fund and recommends that you vote FOR the proposals. Please read the accompanying Proxy Statement for a more complete discussion of the proposals.

By order of the Board of Trustees,
John E. Pelletier, Secretary

You can read the proxy materials at the following Web site:
HTTP://WWW.NVESTFUNDS.COM/PUBLIC/WHATS_NEW/PROXY_VOTING01.ASP
-------------------------------------------------------------
(If your E-mail software supports it, simply click on the link)

You can enter your voting instructions at the following Web site:
HTTP://WWW.PROXYWEB.COM/
------------------------
(If your E-mail software supports it, simply click on the link)

To enter the http://www.proxyweb.com site, you will need the control number(s) below. If you have multiple accounts, you must provide voting instructions for each account separately.

FUND: Fund Name
ACCOUNT NUMBER: 88888888
CONTROL NUMBER: 04010088888888

Multiple account listings will be seen as follows:
FUND: Fund Name
ACCOUNT NUMBER: 88888888
CONTROL NUMBER: 04010088888888

There is no charge for you to vote via this service, though you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies.

If you have any questions, please call Nvest Funds at 800-225-5478. Thank you.

SCRIPT FOR TOUCH-TONE TELEPHONE VOTING
NVEST BALANCED FUND
Telephone Number: 888-221-0697

OPENING

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:

--------------------------------------------------------------------------------

"Welcome. Please enter the control number located on the upper portion of your proxy card."
--------------------------------------------------------------------------------

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"To vote as the Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."
--------------------------------------------------------------------------------



OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS MANAGEMENT RECOMMENDS ON ALL PROPOSALS, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Your votes have been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.





OPTION 2: VOTING EACH PROPOSAL SEPARATELY

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 3a: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3A, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 3b: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3B, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 3c: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3C, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 3d: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3D, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 3e: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3E, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 3f: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3F, HE/SHE WILL HEAR:


--------------------------------------------------------------------------------
"Proposal 3g: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3G, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 3h: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3H, HE/SHE WILL HEAR:





--------------------------------------------------------------------------------
"Proposal 3i: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3I, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 3j: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3J, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 3k: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3K, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 3l: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3L, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 3m: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3M, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 3n: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3N, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Proposal 3o: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3O, HE/SHE WILL HEAR:


--------------------------------------------------------------------------------
"Your votes have been cast as follows (VOTE FOR EACH PROPOSAL IS GIVEN). If this is correct, press 1 now. If incorrect, press 0."
--------------------------------------------------------------------------------

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Your votes have been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE THE CANCELLED VOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

CALL IS TERMINATED.

PREFERENCE VARIABLE ANNUITY LETTER
                                      LOGO



March 12, 2001


TO OWNERS OF PREFERENCE VARIABLE ANNUITY CONTRACTS:

A Special Meeting of Shareholders of the Nvest Balanced Fund (the "Fund", formerly the New England Balanced Fund) of the Nvest Funds Trust I will be held on April 20, 2001. At the Shareholders Meeting, Metropolitan Life Insurance Company ("MetLife") will vote all shares of the Fund held in the New England Retirement Investment Account (the "Account") which are attributable to Preference Variable Annuity Contracts in accordance with instructions received from Contract Owners. You are now being asked how shares of the Fund deemed attributable to your Contract should be voted at the Shareholders Meeting. The record date is February 28, 2001. All Contract Owners with an investment in the Fund as of that date will receive the enclosed Proxy Statement.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to give voting instructions, shares of the Funds deemed attributable to your Contract will be voted by MetLife in proportion to the voting instructions received from all other Preference Contract Owners.






                                      LOGO




PWVA-I

PREFERENCE VARIABLE ANNUITY LETTER

                                      LOGO



March 12, 2001


TO OWNERS OF PREFERENCE VARIABLE ANNUITY CONTRACTS:

A Special Meeting of Shareholders of the Nvest Balanced Fund (the "Fund", formerly the New England Balanced Fund) of the Nvest Funds Trust I will be held on April 20, 2001. At the Shareholders Meeting, Metropolitan Life Insurance Company ("MetLife") will vote all shares of the Fund held in the New England Retirement Investment Account (the "Account") which are attributable to Preference Variable Annuity Contracts in accordance with instructions received from Contract Owners. You are now being asked how shares of the Fund deemed attributable to your Contract should be voted at the Shareholders Meeting. Under some plans, plan participants (I.E. annuitants) may have the right to instruct Contract Owners as to how all or a portion of the votes attributable to a Contract are to be cast, and Contract Owners are required to cast such votes as instructed.

IN ORDER FOR THE VOTES UNDER YOUR CONTRACTS TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR ANNUITANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of the Fund deemed attributable to your Contracts will be voted by MetLife in proportion to the voting instructions received from all other Preference Contract Owners.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as Instruction Forms with the names of the annuitants who may be entitled to instruct the Contract Owner.

Please forward promptly (1) one Notice of Meeting and Proxy Statement and (2) one Instruction Form to each annuitant entitled to give voting instructions. One Instruction Form is enclosed for each annuitant who has a right to instruct the Contract Owner as to how votes are to be cast.

The Instruction Form is to be used by each annuitant to convey instructions to you as Contract Owner. INSTRUCTION FORMS COMPLETED BY YOUR ANNUITANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM AN ANNUITANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE ANNUITANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED ANNUITANT LIST.

If NO annuitants transmit voting instructions, or if the annuitants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

IN ORDER TO CAST VOTES UNDER THE CONTRACT, YOU MUST RETURN AN INSTRUCTION FORM SIGNED BY YOU, THE CONTRACT OWNER.

If you have any questions concerning these procedures, please call collect, Melissa Colombo, Marketing and Communications Specialist, New England Life Insurance Company at (617) 578-3499.



                                      LOGO



PWVA-T

                                      PROXY

                                INSTRUCTION FORM

           THIS PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED
                ON BEHALF OF THE TRUSTEES OF NVEST FUNDS TRUST I

The undersigned hereby instructs that all the shares of the Nvest Balanced fund deemed attributable to the undersigned's contracts with the issuing insurance company be voted at the special Meeting of Shareholders of the Series on April 20, 2001 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and all adjournments thereof, on each proposal described in said notice as set forth on the reverse side and on any other business that may properly come before the meeting.

If this form is signed and returned with no choices indicated as to any proposal on which the shares represented by the undersigned contract are entitled to be voted, such shares shall be voted FOR such proposal.

     PLEASE SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                          ***PLEASE SEE REVERSE SIDE***

                          PLEASE FOLD AT LINE TO RETURN

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS BELOW. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THE PROXY SHALL BE VOTED FOR THAT PROPOSAL.

    To vote FOR all Proposals, mark this box and sign, date and return this
                               Instruction Form.
                       (NO ADDITIONAL VOTE IS NECESSARY)


                    NOTE: Please sign exactly as your name appears on this Instruction Form. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc. please so indicate. Corporate and partnership forms should be signed by an authorized person indicating the person's title.

                    Date_____________________________________________, 2001

                    _______________________________________________________

                    _______________________________________________________


                    Signature(s), Title(s), (if applicable)
                    PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.






 ................................................................................
                          PLEASE FOLD AT LINE TO RETURN

1. Approval of a new Sub-Advisory Agreement among Nvest Funds Trust ! (the "Trust"), on behalf of the Nvest Balanced Fund (the "Fund"), Nvest Funds Management, L.P. and Loomis, Sayles & Company, L.P.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]


2. Approval of a new Sub-Advisory Agreement among the Trust, on behalf of the Fund, Nvest Funds Management, L.P. and Jurika & Voyles, L.P.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]


3a.  Proposal to amend the Fund's fundamental policy regarding diversification.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]


3b. Proposal to amend the Fund's fundamental policy relating to industry concentration.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]


3c. Proposal to amend the Fund's fundamental policy relating to short sales and margin purchases.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]


3d.  Proposal to amend the Fund's fundamental policy regarding borrowing.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]


3e.  Proposal to amend the Fund's fundamental policy regarding loans.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]


3f. Proposal to amend the Fund's fundamental policy prohibiting purchases and sales of certain types of securities.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]


3g. Proposal to amend the Fund's fundamental policy relating to issuing senior securities.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]


3h. Proposal to reclassify the Fund's fundamental policy regarding purchasing options or warrants.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]


3i. Proposal to reclassify the Fund's fundamental policy writing options or warrants.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]


3j.  Proposal to eliminate the Fund's fundamental policy regarding pledging.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]


3k. Proposal to eliminate the Fund's fundamental policy concerning unseasoned businesses.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]


3l.  Proposal to eliminate the Fund's fundamental  policy prohibiting  purchases
     of   securities   if  held  by  the   Trust's   or   Investment   adviser's
     trustees/directors and officers.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]


3m. Proposal to eliminate the Fund's fundamental policy relating to exercising control or management.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]


3n. Proposal to eliminate the Fund's Fundamental Policy relating to joint trading accounts.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]


3o. Proposal to eliminate the Fund's fundamental policy relating to investing in other investment companies.

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]

                          Internet Proxy Voting Service
                                Proxy Voting Form
                               Nvest Balanced Fund

     THE TRUSTEES RECOMMEND A VOTE "FOR" ALL PROPOSALS.

Proposal 1. Approval of a new sub-advisory agreement among Nvest Funds Trust I (the "Trust"), on behalf of the Nvest Balanced Fund (the "Fund"), Nvest Funds Management, L.P. and Loomis, Sayles & Company, L.P.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------


Proposal 2.    Approval of a new sub-advisory agreement among the Trust
               on behalf of the Fund, Nvest Funds Management, L.P. and Jurika & Voyles, L.P.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------


Proposal 3a. Proposal to amend the Fund's fundamental policies relating to diversification.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------


Proposal 3b. Proposal to amend the Fund's fundamental policy relating to industry concentration.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

Proposal 3c. Proposal to amend the Fund's fundamental policy relating to short sales and margin purchases.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

Proposal 3d. Proposal to amend the Fund's fundamental policy regarding borrowing.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

Proposal 3e. Proposal to amend the Fund's fundamental policy regarding loans.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

Proposal 3f. Proposal to amend the Fund's fundamental policy prohibiting purchases and sales of certain types of securities.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

Proposal 3g. Proposal to amend the Fund's fundamental policy relating to issuing senior securities.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

Proposal       3h.  Proposal  to  reclassify  the  Fund's   fundamental   policy
               regarding purchasing options or warrants.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

Proposal       3i.  Proposal  to  reclassify  the  Fund's   fundamental   policy
               regarding writing options or warrants.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

Proposal 3j. Proposal to eliminate the Fund's fundamental policy regarding pledging.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

Proposal       3k.   Proposal  to  eliminate  the  Fund's   fundamental   policy
               concerning unseasoned businesses.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

Proposal       3l.   Proposal  to  eliminate  the  Fund's   fundamental   policy
               prohibiting purchases of securities if held by the Trust's or investment adviser's trustees/directors and officers.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

Proposal 3m. Proposal to eliminate the Fund's fundamental policy relating to exercising control or management.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

Proposal 3n. Proposal to eliminate the Fund's fundamental policy relating to joint trading accounts.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------

Proposal 3o. Proposal to eliminate the Fund's fundamental policy relating to investing in other investment companies.

          FOR                     AGAINST                    ABSTAIN
        -------                   -------                    -------
       |       |                 |       |                  |       |
       |       |                 |       |                  |       |
        -------                   -------                    -------


  Please refer to the proxy statement for discussion of each of these matters.

--------------------------------------------------------------------------------
This proxy when properly submitted will be voted in the manner directed herein by the shareholder. Votes submitted by this method must have an indicated choice in order to be accepted.
--------------------------------------------------------------------------------


 To receive email confirmation, enter your email address here: [OBJECT OMITTED]

     PRESS THIS BUTTON TO [OBJECT OMITTED]YOUR PROXY VOTE.
     PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.

IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                                [NVEST WEBSITE]

[NVEST FUNDS LOGO APPEARS HERE]
--------------------------------------------------------------------------------
Online Proxy Voting

Nvest Funds Management, L.P. has announced important proposals regarding Nvest Balanced Fund and Nvest Star Advisers Fund, which require a shareholder vote.

Balanced Fund                                    Star Advisers Fund
o  Balanced Fund Proxy Q&A                       o  Star Advisers Fund Proxy Q&A

o  Download a PDF file* of the official proxy    o  Download a PDF file* of the
   statement                                        official proxy statement

o  Enter our Electronic Proxy Voting Center      o  Enter our Electronic Proxy
                                                    Voting Center


Remember - Your Vote Counts!

Important note: If you own shares in more than one account, you should have received a separate card for each account. These are not duplicate cards; it is important to vote each account represented by the proxy cards received.

Your vote is extremely important, even if you only own a few Fund shares. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which would increase expenses to the Fund. You may receive a reminder call to return your proxy from D.F. King & Company, a proxy solicitation firm.


IF YOU VOTE ELECTRONICALLY, YOU DO NOT NEED TO MAIL YOUR PROXY CARD.

However, if you want to change your vote you may do so using the proxy card, telephone or Internet.


Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial representative. Or, if your questions relate specifically to the proxy matters, please call our service center representatives toll-free at 800-225-5478.


* To download or print PDF files, you must have Adobe Acrobat Reader software on your computer. You may obtain this software free of charge at Adobe's Web site.


For more complete information, including a prospectus, please contact your financial adviser. You may also view a current prospectus online, order literature through our site, or contact an Nvest Funds Investor Service & Marketing Representative at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before investing. Other expenses apply to a continued investment in the fund and are described in the fund's current prospectus.

The mutual funds referred to in this Web site are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.

--------------------------------------------------------------------------------
             NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARENTEE
--------------------------------------------------------------------------------

                        [NVEST FUNDS LOGO APPEARS HERE]

      Copyright(C)2000 Nvest Funds Distributor, L.P. - All rights reserved.

                             [NVEST FUNDS WEBSITE]

[NVEST FUNDS LOGO APPEARS HEAR]


Online Proxy Voting

Nvest Funds Management, L.P. has announced important proposals regarding Nvest Balanced Fund and Nvest Star Advisers Fund, which require a shareholder vote. To gain a better understanding of the proposals and help answer your clients' questions, take a look at our proxy Q&A for each fund and the formal proxy statements themselves:


BALANCED FUND                                    STAR ADVISERS FUND
o Balanced Fund Proxy Q&A                        o Star Advisers Fund Proxy Q&A

o Download a PDF file* of the official proxy     o Download a PDF file* of the
  statement                                        official proxy statement


EVERY VOTE COUNTS!

IMPORTANT NOTE: If your clients own shares in more than one account, they should have received a separate card for each account. These are not duplicate cards; it is important to vote each account represented by the proxy cards received.

Your clients' vote is extremely important, even if they only own a few Fund shares. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which may delay the meeting. Your clients may receive a reminder call to return your proxy from D.F. King & Company, a proxy solicitation firm.


JUST A REMINDER:


If your clients do vote electronically, they do not need to mail their proxy card. However, if your clients want to change their vote, this may be done using the proxy card, telephone or Internet.


* To download or print PDF files, you must have Adobe Acrobat Reader software on your computer. You may obtain this software free of charge at Adobe's Web site.



                          For Broker / Dealer Use Only

                        [NVEST FUNDS LOGO APPEARS HERE]

      Copyright(C)2000 Nvest Funds Distributor, L.P. - All rights reserved.

                             [NVEST FUNDS WEBSITE]

                    [NVEST FUNDS HOMEPAGE APPEARS HOMEPAGE]

ONLINE PROXY VOTING
-------------------
For Star Advisers Fund and Balanced Fund shareholders.

On February 23, the Board of Directors voted on important proposals. As shareholders, your approval is necessary to finalize the recommendations. Please be sure to cast your vote!

[NVEST FUNDS LOGO APPEARS HERE]

[WEBSITE PAGE LINKS APPEAR HERE]

NVEST BALANCED FUND PROXY Q&A

Q. WHAT ARE THE PROPOSALS ABOUT?
There are three proposals for your consideration. First, the Board of Trustees has approved the Jurika & Voyles value equity team as a subadviser to the Fund to replace the Loomis Sayles value team. Loomis Sayles remains responsible for the asset allocation determination between bonds and stocks and continues to manage the fixed income and growth equity component of the assets. Second, the Board of Trustees approved this continued relationship with Loomis Sayles. Third, the Board voted to modernize certain of the Fund's investment policies to provide maximum flexibility in managing the assets. These changes to the subadvisory agreements have been adopted on an interim basis effective March 1, 2001. The new agreements and the changes to the investment restrictions will become effective upon shareholder approval. Your vote is necessary to confirm these appointments by approving the proposed new subadvisory agreements.


Q. WHAT STRENGTHS DOES JURIKA & VOYLES BRING TO THE FUND?
The Jurika & Voyles value equity team of Guy Elliffe, Nick Moore and Eric Hull brings 47 years of collective value equity management experience to the Fund. The team's value specialty as well as the Jurika & Voyles primary focus on value investing underscores both the firm and team as solid appointments to the segment. As seasoned value managers, the three are intimately familiar with the management and culture of the companies whose stocks they hold as well as the competitive landscape in which they compete. The team has established guidelines, buy-sell disciplines and a commitment to choosing stocks that have met the fundamental, in-depth research of the firm's analysts including the risk of each stock and its impact on a portfolio. Founded in 1983, Jurika & Voyles, emphasizes fundamental, research-driven stock selection. We believe the value investment discipline pursued by Jurika & Voyles is more compatible to the Fund than the deep discount value philosophy pursued by Loomis.


Q. WHAT CHANGES HAVE OCCURRED IN THE LOOMIS TEAM'S ROLE?
The value equity management is the only change. Loomis Sayles determines the asset allocation of bonds and stocks. Loomis manages the growth equity and bond components.


Q. WHAT ARE THE FUND INVESTMENT RESTRICTIONS UPDATES?
Modernizing certain investment restrictions of the Fund will provide maximum flexibility in managing the assets. The attached proxy statement describes the changes in greater detail.


Q. HOW WILL THE PROPOSED CHANGES AFFECT THE FUND?
The Fund objectives are the same. The Trustees strongly feel these changes are very positive, will contribute to the Fund's long-term performance and benefit our shareholders. The changes are part of our commitment to providing quality management from the talent of numerous firms.


REMEMBER - YOUR VOTE COUNTS!!
Your vote is extremely important, even if you only own a few Fund shares. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which would increase expenses to the Fund. You may receive a reminder call to return your proxy from D.F. King & Company, a proxy solicitation firm.


YOU CAN VOTE ON THE INTERNET, OR BY TOLL FREE TELEPHONE, IF YOU PREFER.
You can use the Internet or your telephone, if you want to vote electronically. Please see your proxy card for more information. Just follow the helpful instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote you may do so using the proxy card, telephone or the Internet.



For more complete information, including a prospectus, please contact your financial adviser. You may also VIEW a current prospectus online, ORDER LITERATURE through our site, or contact an Nvest Funds Investor Service & Marketing Representative at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before investing. Other expenses apply to a continued investment in the fund and are described in the fund's current prospectus.

The mutual funds referred to in this Web site are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.


--------------------------------------------------------------------------------
             NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE
--------------------------------------------------------------------------------

                        [NVEST FUNDS LOGO APPEARS HERE]

     COPYRIGHT(C)2000 NVEST FUNDS DISTRIBUTOR, L.P. - ALL RIGHTS RESERVED.